Execution Copy

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT, dated as of November 7, 2005 (this "Agreement"), between First Union Real Estate Equity and Mortgage Investments, an unincorporated association in the form of a business trust organized in Ohio (the "Company"), and Vornado Investments L.L.C., a Delaware limited liability company (together with its successors and permitted assigns of all or any of the Shares (as defined below), the "Shareholder").

      WHEREAS, the Company has filed with the SEC the Shelf Registration Statement (as defined below) which has been declared effective by the SEC; and

      WHEREAS, pursuant to the Securities Purchase Agreement by and between the Shareholder and the Company dated of even date herewith (the "Securities Purchase Agreement"), Shareholder is the purchaser of an amount of the Company's registered common shares of beneficial interest, par value $1.00 per share (the "Common Stock") that is equal to the lesser of (i) 9.9% of the outstanding shares of Common Stock as of the Closing Date, after giving effect to said issuance and sale; and (ii) 4,000,0000 shares of Common Stock (such number of shares of Common Stock, the "Shares"), in each case, at the purchase price of $4.00 per Share, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement; and

      WHEREAS, the Company wishes to facilitate the disposition, and the Shareholder wishes to have the ability to dispose, of such Shares.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. CERTAIN DEFINITIONS.

      (a) Definitions. Capitalized terms not otherwise defined in this Agreement shall have the meaning set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms have the meanings indicated below or in the referenced sections of this Agreement:

      "Affiliate" of any Person means any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" (including the terms "controlled by" and "under common control with") as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

      "Agreement" means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

      "Business Day" means any day on which commercial banks are open for business in New York, New York and on which the New York Stock Exchange or such other exchange as the Common Stock is listed is open for trading.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Other Registration Rights Agreements" means that certain Securities Purchase Agreement, dated February 16, 2005, by and between the Company and KIMCO Realty Corporation, and that certain Amended and Restated Registration Rights Agreement dated as June 20, 2005, among the Company and the holders of the Company's Series B-1 Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, par value $1.00 per share.

      "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof) or any other entity.

      "Prospectus" means the prospectus or prospectuses included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registerable Common Stock covered by such Registration Statement and by all other amendments and supplements to the prospectus, including any preliminary prospectus or supplement, post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

      "Registerable Common Stock" means those Shares issued or issuable to the Shareholder pursuant to the Securities Purchase Agreement, including any securities issued in respect of such securities by reason of or in connection with any exchange for or replacement of such securities or any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Stock, until, in the case of any such securities, the earliest to occur of (i) the date on which its resale has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement relating to it or (ii) the date on which either it is distributed to the public pursuant to Rule 144 or is saleable without restriction pursuant to Rule 144(k) promulgated by the Commission pursuant to the Securities Act as confirmed in a written opinion of counsel to the Company addressed to the Shareholder.

      "Registration Statement" means any registration statement, other than the Shelf Registration Statement, of the Company which covers any of the Registerable Common Stock pursuant to the provisions of this Agreement, including any Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

      "SEC" or the "Commission" means the Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Shelf Registration Statement" shall mean the registration statement of the Company on Form S-3 (No. 333-125987) and all amendments and supplements thereto, covering the registration of Company securities, including the Shares, under the Securities Act.

      "Underwritten Registration" or "Underwritten Offering" means a registration in which securities of the Company are sold or to be sold to underwriters for reoffering to the public.

2. AUTOMATIC AND DEMAND REGISTRATIONS.

      (a) Shelf Registration. The Shelf Registration Statement, which covers the Shares, including a Prospectus and such amendments or supplements to such Shelf Registration Statement as may have been required prior to the date of this Agreement, has been prepared by the Company under the provisions of the Act, has been filed with the SEC, and has become effective. The Company has prepared a prospectus supplement (the "Prospectus Supplement"), to the prospectus included in the Shelf Registration Statement referred to above and the documents incorporated by reference therein, setting forth the terms of the offering, sale and plan of distribution of the Shares and additional information concerning the Company and its business.

      (b) Right to Request Registration. Any time after the Closing Date, the Shareholder may make a one-time request pursuant to this Section 2(b) for registration under the Securities Act of the disposition of all or part of the Shareholder's Shares in an Underwritten Offering pursuant to an effective Registration Statement ("Demand Registration"); so long as (i) Shareholder then holds the 4,000,000 Shares or, if less, 9.9% of the outstanding shares of the Company's Registerable Common Stock; and (ii) Shareholder pays all out-of-pocket costs associated with such registration statement. If requested by KIMCO Realty Corp. ("KIMCO") and approved by Shareholder, 1,000,000 shares of Common Stock held by KIMCO may be included in the Registration Statement, provided that KIMCO shall pay its proportionate share of the expenses of Shareholder pursuant to
Section 5 hereof.

      (c) Restrictions on Demand Registrations. In no event shall the Company be obligated to effect more than two (2) Demand Registrations collectively pursuant to this Agreement and the Other Registration Rights Agreements in any single twelve (12) month period, with the first such period measured from the date of the first Demand Registration and ending on the same date twelve months following such Demand Registration, whether or not a Business Day; provided, however, that if (i) the Company is requested to effect a Demand Registration under this Agreement and (ii) is also requested to effect one or more Demand Registrations pursuant to the Other Registration Rights Agreements within any eighteen (18) month period during which the Company is eligible to file a registration statement on Form S-3 or on a successor form, then the Company shall only be obligated with respect to such latter registration statement during such period to register that percentage of the Registerable Common Stock equal to the product obtained by dividing (i) the number of shares of Registerable Common Stock held by the Shareholder and proposed to be registered hereunder by (ii) the total of the number of shares of Registerable Common Stock proposed to be registered hereunder and the number of shares of Common Stock which are registerable and are proposed to be registered under all of the Other Registration Rights Agreements. In the event that any of the Shares of the Shareholder have not been included in a Registration Statement because of the preceding sentence, then the Shareholder shall not be deemed to have utilized a Demand Registration under this Agreement. The Company may (i) postpone for up to ninety (90) days the filing or the effectiveness of a Registration Statement for a Demand Registration if, based on the good faith judgment of the Company's board of directors, such postponement or withdrawal is necessary in order to avoid premature disclosure of a matter the board has determined would be reasonably expected to result in a material adverse effect to the Company's business, financial condition, results of operations or prospects or the loss of a material opportunity to be disclosed at such time or (ii) postpone the filing of a Demand Registration in the event the Company shall be required to prepare audited financial statements as of a date other than its fiscal year end (unless the shareholders requesting such registration agree to pay the expenses of such an audit); provided, however, that in no event shall the Company withdraw a Registration Statement under clause (i) after such Registration Statement has been declared effective; and provided, further, however, that in any of the events described in clause (i) or (ii) above, the Shareholder shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations. The Company shall provide written notice to the Shareholder of (x) any postponement or withdrawal of the filing or effectiveness of a Registration Statement pursuant to this Section 2(c), (y) the Company's decision to file or seek effectiveness of such Registration Statement following such withdrawal or postponement and (z) the effectiveness of such Registration Statement. The Company may defer the filing of a particular Registration Statement pursuant to this Section 2(c) only once.

      (d) Selection of Underwriters. If any of the Registerable Common Stock covered by the Demand Registration granted hereunder is to be sold in an Underwritten Offering, the Shareholder shall have the right to select the managing underwriter(s) to administer the offering subject to the approval of the Company, which will not be unreasonably withheld.

      (e) Effective Period of Demand Registration. After the Demand Registration filed pursuant to this Agreement has become effective, the Company shall use its best efforts to keep such Demand Registration effective until such time as the Registerable Common Stock registered thereon has been disposed of pursuant thereto. If the Company shall withdraw the Demand Registration pursuant to subsection (c) of this Section 2 before all of the Shareholders Registerable Common Shares covered by the withdrawn Demand Registration are sold, the Shareholder shall be entitled to a replacement Demand Registration at the

Company's sole expense (subject to the provisions of this Article 2). After the replacement Demand Registration has become effective, the Company shall use its best efforts to keep such Registration effective until such time as the Registerable Common Stock registered thereon has been disposed of pursuant thereto. Such replacement Demand Registration otherwise shall be subject to all of the provisions of this Agreement.

3. OTHER REGISTRATIONS.

      (a) If the Company has previously filed a Registration Statement with respect to shares of Registerable Common Stock pursuant to Section 2 (other than Section 2(a)), and if such previous registration has not been withdrawn or abandoned, the Company shall not be obligated to cause to become effective any other registration of such same shares of Registerable Common Stock or any of its securities under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities.

      (b) Except as specifically provided herein or in the Other Registration Rights Agreements, the Company shall not grant to other holders of its securities the right to include any of their securities of the Company in a Demand Registration.

4. REGISTRATION PROCEDURES.

      Whenever the Shareholder requests that any of its Registerable Common Stock be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registerable Common Stock in accordance with the intended methods of disposition thereof as provided by the Shareholder, and pursuant thereto the Company shall as expeditiously as possible:

      (a) prepare and file with the SEC a Registration Statement with respect to such Registerable Common Stock, which shall be on Form S-3 (or a successor form) providing for "short-form" registration if the Company is eligible at such time to use such form, and use its best efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Shareholder and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus and, if requested by the Shareholder, the exhibits incorporated by reference, and the Shareholder shall have the opportunity to object to any information pertaining to the Shareholder that is contained therein and the Company will make the corrections reasonably requested by the Shareholder with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

      The Company, at least 10 days prior to filing a Registration Statement or at least five days prior to filing a Prospectus or any amendment or supplement to such Registration Statement or Prospectus, including a document incorporated by reference therein, will furnish to (i) the Shareholder, (ii) counsel to the Shareholder and (iii) each underwriter, if any, named in the Registration Statement or an amendment or supplement thereto of the Shares covered by such Registration Statement, copies of such Registration Statement and each amendment or supplement as proposed to be filed, together with exhibits thereto, which documents will be subject to reasonable review and approval (which approval may not be unreasonably withheld) by each of the foregoing within five days after delivery (except that such review and approval of any Prospectus or any amendment or supplement to such Registration Statement or Prospectus must be within three days), and thereafter, furnish to the Shareholder, Shareholder's counsel and underwriters, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents or information as the Shareholder, Shareholder's counsel or any underwriter of the Shareholder's Shares may reasonably request in order to facilitate the disposition of the Shares; provided, however, that notwithstanding the foregoing, if the Company intends to file any Prospectus, Prospectus supplement or Prospectus sticker which does not make any material changes in the documents already filed (including, without limitation, any prospectus under Rule 430A or 424(b)), then Shareholder's counsel will be afforded such opportunity to review such documents prior to filing consistent with the time constraints involved in filing such document, but in any event no less than one day.

      (b) The Company will promptly notify the Shareholder of any stop order with respect to the Registration Statement issued or threatened by the Commission and take all commercially reasonable actions required to prevent the entry of threatened stop order or to remove it as soon as reasonably possible if entered.

      (c) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for such period as is necessary to complete the distribution of the securities covered by such Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

      (d) furnish to each seller of Registerable Common Stock such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registerable Common Stock owned by such seller;

      (e) use its commercially reasonable efforts to become and remain eligible to file registration statements on Form S-3 or any successor thereto then available, and if applicable to utilize "well known seasoned issuer status", and to register or qualify such Registerable Common Stock under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registerable Common Stock owned by such seller (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

      (f) notify each seller of such Registerable Common Stock, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and prepare promptly a supplement or amendment to such Prospectus so that such Prospectus, as then amended or supplemented, shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

      (g) in the case of an Underwritten Offering, enter into such customary agreements (including underwriting and related lockup agreements in customary form) and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registerable Common Stock (including, without limitation, effecting a stock split or a combination of shares and making members of senior management of the Company available to participate in, and cause them to cooperate with the underwriters in connection with, "road-show" and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registerable Common Stock)) and cause to be delivered to the underwriters and the sellers, if any, opinions of counsel to the Company in customary form, as well as closing certificates and other customary documents covering such matters as are customarily covered by opinions for and certificates in an underwritten public offering as the underwriters may request and addressed to the underwriters and the sellers; provided, however, notwithstanding anything else contained in this Agreement, that under this Agreement and the Other Registration Rights Agreements the Company shall not be obligated to effect an aggregate of more than three Underwritten Offerings or participate in more than two "road shows" (which, for the purposes of this sentence shall not include presentations that involve only telephonic or internet-based marketing and do not require any travel by the Company's management) in any twenty-four (24) month period, and not more than one Underwritten Offering every six (6) months. Except as expressly provided herein, only the Shareholder and its affiliates holding Registerable Common Stock shall be entitled to participate in any Underwritten Offering pursuant to this Agreement with respect to Registerable Common Stock;

      (h) make available, for inspection by the Shareholder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Shareholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any Shareholder, underwriter, attorney, accountant or agent in connection with such Registration Statement;

      (i) to use its best efforts to cause all such Registerable Common Stock to be listed on each securities exchange on which securities of the same class issued by the Company are then listed or, if no such similar securities are then listed, on Nasdaq or a national securities exchange selected by the Company;

      (j) provide a transfer agent and registrar for all such Registerable Common Stock not later than the effective date of such Registration Statement;

      (k) if requested, cause to be delivered, immediately prior to the effectiveness of the Registration Statement (and, in the case of an Underwritten Offering, at the time of delivery of any Registerable Common Stock sold pursuant thereto), letters from the Company's independent certified public accountants addressed to the Shareholder (unless the Shareholder does not provide to such accountants the appropriate representation letter required by rules governing the accounting profession) and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

      (l) make generally available to its shareholders a consolidated earnings statement (which need not be audited) for the 12 months beginning after the effective date of a Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act;

      (m) promptly notify the Shareholder and the underwriter or underwriters, if any:

            (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

            (ii) of any SEC comments applicable to the Registration Statement or Prospectus or written request from the SEC for any amendments or supplements to the Registration Statement or Prospectus;

            (iii) of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement;

            (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registerable Common Stock for sale under the applicable securities or blue sky laws of any jurisdiction;

            (v) of the existence of, any fact or the happening of any event that makes any statement of material fact made in any registration statement filed pursuant to this Agreement or related prospectus untrue in any material respect, or that requires the making of any changes in such registration statement so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that, in the case of the prospectus, including documents incorporated by reference therein, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

            (vi) of the determination by the Company that a post-effective amendment to a registration statement filed pursuant to this Agreement will be filed with the SEC and is due.

      The Company shall file, and shall use its commercially reasonable efforts to timely file, all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and take such further action as the Shareholder may reasonably request, all to the extent required to enable the Shareholder to be eligible to sell Registerable Common Stock pursuant to Rule 144 (or any similar rule then in effect).

      In connection with any registration pursuant to which any of a Shareholder's Registerable Common Stock is to be sold, the Company may require that the Shareholder furnish to the Company any other information regarding the Shareholder and the distribution of such securities as the Company may from time to time reasonably request in writing.

      The Company shall as promptly as practicable take such actions as are necessary to respond to or eliminate, as the case may be, any of the events referred to in clause (m)(ii), (iii), (iv) or (v), so that the prospectus, as then amended or supplemented, as the case may be, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that notwithstanding the foregoing, the Shareholder agrees that by having its stock treated as Registerable Common Stock hereunder, upon notice of the happening of any event described in m(v) above (a "Suspension Notice"), the Shareholder will forthwith discontinue disposition of Registerable Common Stock until the Shareholder is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 4(f) hereof, and, if so directed by the Company, the Shareholders will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Shareholder's possession, of the Prospectus covering such Registerable Common Stock current at the time of receipt of such notice; provided, however, that such postponement of sales of Registerable Common Stock shall not exceed ninety
(90) days in the aggregate in any one year; provided, further, however, that not later than the last day of such ninety (90) day period or such shorter period as may apply, the Company shall have provided to the Shareholders a supplemented or amended Prospectus as contemplated by Section 4(f) hereof. If the Company shall give any notice to suspend the disposition of Registerable Common Stock pursuant to a Prospectus, the Company shall extend the period of time during which the Company is required to maintain the Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date the Shareholder either is advised by the Company that the use of the Prospectus may be resumed or receives the copies of the supplemented or amended Prospectus contemplated by
Section 4(f). In any event, the Company shall not be entitled to deliver more than one (1) Suspension Notice in any one year.

5. REGISTRATION EXPENSES.

      All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, underwriting discounts and commissions, NASD fees, fees and expenses of compliance with securities or blue sky laws, listing application fees, printing expenses, transfer agent's and registrar's fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of one counsel for the Company, one independent certified public accountant and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Shareholder; provided, however, that the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and the expense of any annual audit or quarterly review, and the expense of any liability insurance.

6. INDEMNIFICATION.

      (a) The Company shall indemnify, to the fullest extent permitted by law, each Shareholder, its officers, directors, trustees, partners, and Affiliates and each Person who controls such Shareholder (within the meaning of the Securities Act) against all losses, claims, damages, expenses and liabilities, joint or several, actions or proceedings, to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses (including reasonable costs of investigation) or liabilities (or actions or proceedings in respect thereof) arise out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or applicable "blue sky" laws and the Company will reimburse each such Shareholder and each such director, trustee, officer, partner, agent, employee or affiliate, underwriter and controlling person for any legal or other expenses reasonably incurred by them (as such legal or other expenses are incurred and for which reasonably sufficient documentation is provided) in connection with investigating or defending any such loss, claim, damage, expense, liability, action or proceeding, except insofar as the same are made in reliance and in conformity with information relating to the Shareholder furnished in writing to the Company by the Shareholder expressly for use therein or caused by Shareholder's failure to deliver to the Shareholder's immediate purchaser a copy of a final prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished the Shareholder with a sufficient number of copies of the same and the claim would not have arisen if the final prospectus, amendment or supplement had been delivered to the claimant. In connection with an Underwritten Offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Shareholder.

      (b) In connection with any Registration Statement in which the Shareholder is participating, the Shareholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests expressly for use in connection with any such Registration Statement or Prospectus and, shall indemnify, to the fullest extent permitted by law, the Company, its officers, directors, Affiliates, and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, expenses and liabilities joint or several, actions or proceedings, to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Shareholder will reimburse the Company and each director, trustee, officer, partner, agent, employee or affiliate, underwriter and controlling person for any legal or other expenses reasonably incurred by them (as such legal or other expenses are incurred and for which reasonably sufficient documentation is provided) in connection with investigating or defending any such loss, claim, damage, expense, liability action or proceeding, but only to the extent that the same are made in reliance and in conformity with information relating to the Shareholder furnished in writing to the Company by the Shareholder expressly for use therein. Notwithstanding anything in this Section 6(b), the aggregate amount which may be recovered from the Shareholder pursuant to the indemnification provided for in this Section 6(b) shall be limited to the total proceeds received by such Shareholder from the sale of such Shareholder's Registerable Common Stock (net of underwriting discounts and commissions). In no event shall the Shareholder be jointly liable with any other holder of securities involved in the sale of the Company's securities.

      (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The failure to give prompt notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually and materially prejudiced by such failure. The indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), if such settlement, compromise or consent (i) does not include an unconditional release of such indemnified party from all liability and no finding of liability arising out of such claim, action, suit or proceeding or (ii) requires anything from the indemnified party other than the payment of money damages which the indemnifying party has agreed to pay in full. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to another indemnified party with respect to such claim.

      (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

      (e) If the indemnification provided for in or pursuant to this Section 6 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of any selling Shareholder under this Section 6(e) be greater in amount than the amount of net proceeds received by such Shareholder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6(b) hereof had been available under the circumstances less any amounts recovered from the Shareholder under Section 6(b).

      (f) In the event that advances are not made pursuant to this Section 6 or payment has not otherwise been timely made, each indemnified party shall be entitled to seek a final adjudication in an appropriate court of competent jurisdiction of the entitlement of the indemnified party to indemnification or advances hereunder.

      The Company and the Shareholder agree that they shall be precluded from asserting that the procedures and presumptions of this Section 6 are not valid, binding and enforceable. The Company and the Shareholder further agree to stipulate in any such court that the Company and the Shareholder are bound by all the provisions of this Section 6 and are precluded from making any assertion to the contrary.

      To the extent deemed appropriate by the court, interest shall be paid by the indemnifying party to the indemnified party at a reasonable interest rate for amounts which the indemnifying party has not timely paid as the result of its indemnification and contribution obligations hereunder.

      In the event that any indemnified party is a party to or intervenes in any proceeding to which the validity or enforceability of this Section 6 is at issue or seeks an adjudication to enforce the rights of any indemnified party under, or to recover damages for breach of, this Section 6, the indemnified party, if the indemnified party prevails in whole in such action, shall be entitled to recover from the indemnifying party and shall be indemnified by the indemnifying party against, any expenses incurred by the indemnified party. If it is determined that the indemnified party is entitled to indemnification for part (but not all) of the indemnification so requested, expenses incurred in seeking enforcement of such partial indemnification shall be reasonably prorated among the claims, issues or matters for which the indemnified party is entitled to indemnification and for such claims, issues or matters for which the indemnified party is not so entitled.

      The indemnity agreements contained in this Section 6 shall be in addition to any other rights (to indemnification, contribution or otherwise) which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfers and sale of any Registerable Common Stock by the Shareholder.

7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

      No Person may participate in any registration hereunder that is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

8. RULE 144.

      The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as the Shareholder may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the Securities Act (to the extent such information is available), to the extent required to enable the Shareholder to sell Registerable Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Shareholder, the Company will deliver to the Shareholder a written statement as to whether it has complied with such information and requirements.

9. MISCELLANEOUS.

      (a) Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given,

            If to the Company:

            First Union Real Estate Equity and Mortgage Investments 7 Bulfinch Place, Suite 500
            P.O. Box 9507
            Boston, Massachusetts 02114
            Attn: Carolyn Tiffany
            Fax: (617) 742-4643
            Tel: (617) 570- 4606

            with a copy to:

            Hahn Loeser + Parks, LLP
            3300 BP tower
            200 Public Square
            Cleveland, Ohio 44114-2301
            Attn: F. Ronald O'Keefe
            Fax: (216) 241-2824
            Tel: (216) 621-0150

            If to the Shareholder:

            Vornado Realty Trust
            Address: 888 Seventh Avenue
            New York, NY 10019
            Facsimile No.: (212) 894-7035
            Attn: Cliff Broser
            Fax: (212) 894-1073
            Tel: (212) 894-7012

            With a copy to:

            Sullivan & Cromwell LLP
            125 Broad Street
            New York, New York 10004
            Attn: William G. Farrar
            Fax: (212) 558-1600
            Tel: (212) 558-4940

or such other address or facsimile number as such party (or transferee) may hereafter specify for the purpose by notice to the other parties. Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and the appropriate facsimile confirmation is received or (b) if given by any other means, when delivered at the address specified in this Section.

      (b) No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      (c) Expenses. Except as otherwise provided for herein or otherwise agreed to in writing by the parties, all costs and expenses incurred in connection with the preparation of this Agreement shall be paid by the Company.

      (d) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party, except that the Shareholder may assign its rights hereunder to any Affiliate and such Affiliate shall be entitled to the benefits of this Agreement as if it had been a signatory hereto.

      (e) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of law.

      (f) Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9(a) shall be deemed effective service of process on such party.

      (g) Waiver of Jury Trial.

      EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      (h) Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      (i) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the transactions contemplated herein. Except as provided herein, no provision of this Agreement or any other agreement contemplated hereby is intended to confer on any Person other than the parties hereto any rights or remedies.

      (j) Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

      (k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

      (l) Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the parties hereto.

      (m) Aggregation of Stock. All Common Stock held by or acquired by any Affiliated Persons will be aggregated together for the purpose of determining the availability of any rights under this Agreement.

      (n) Equitable Relief. The parties hereto agree that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

      (o) No Inconsistent Agreements. The Company will not enter into any agreement that is inconsistent with the rights granted to the Shareholder in this Agreement or that otherwise conflicts with the provisions hereof. The rights granted to the Shareholder hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

      (p) No Adverse Action Affecting the Registerable Common Stock. The Company shall take no action with respect to the Registerable Common Stock with an intent to adversely affect or that does adversely affect the ability of any of the Shareholder to include such Registerable Common Stock in a registration undertaken pursuant to this Agreement or their offer and sale. Notwithstanding the foregoing, the provisions of this Section 9(p) shall not apply to the Other Registration Rights Agreements.

      IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.

                                              Vornado Investments LLC.

                                              By:
                                                  ------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------


                                              First Union Real Estate Equity and
                                              Mortgage Investments

                                              By:
                                                  ------------------------------
                                              Name: Peter Braverman
                                                    ----------------------------
                                              Title: President
                                                     ---------------------------